UNITED STATES OF AMERICA

                          [Seal of State of Michigan]

             Michigan Department of Consumer and Industry Services

                               Lansing, Michigan


This is to Certify that the Annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.










                                    In testimony whereof, I have
                                    hereunto set my hand and affixed
                                    the Seal of the Department, in the
                                    City of Lansing, this 8th day of
                                    June, 2000.


                                    /s/__________________________, Director

                                    Corporation, Securities and Land
                                    Development Bureau

      MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

JUN 04 1993                                          FILED

                                                     JUN 10 1993
Name
Jonathan R. Moothart                        Administrator
Address                             MICHIGAN DEPARTMENT OF
620-A Woodmere                              COMMERCE
City                State         Zip Code  Corporation & Securities Bureau
Traverse City         MI          49684

                                            EFFECTIVE DATE
Document will be returned to the name and address you enter above


                                                                        453-923

                           ARTICLES OF INCORPORATION
                    For use by Domestic Profit Corporations
          (Please read information and instructions on the last page)

         Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:

ARTICLE I

The name of the corporation is:

                                  Multi-Consumer Recycler, Inc.

ARTICLE II

The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan.

ARTICLE III

The total authorized shares:

1.       Common Shares     2,000
                      ---------------------------------------------------------
         Preferred Shares
                         ------------------------------------------------------

2. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

ARTICLE IV

1.       The address of the registered office is:

         620-A Woodmere             Traverse City, Michigan    49684
         ----------------------------------------------------------------------
         (Street Address)           (City)                     (Zip Code)

2.       The mailing address of the registered office if different than above:

                                                       , Michigan
         ----------------------------------------------------------------------
         (P.O. Box)                         (City)                    (Zip Code)

3.       The name of the resident agent at the registered office is:
          Jonathan R. Moothart
         ----------------------------------------------------------------------

ARTICLE V

The name(s) and address(es) of the incorporator(s) is (are) as follows:

Name                                        Residence or Business Address
Jonathan R. Moothart                620-A Woodmere, Traverse City, MI 49684
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

ARTICLE VI (Optional Delete if not applicable)

When a compromise or arrangement or a plan of reorganization of this corporation is proposed between this corporation and its creditors or any class of them or between this corporation and its shareholders or any class of them, a court of equity jurisdiction within the state, on application of this corporation or of a creditor or shareholder thereof, or on application of a receiver appointed for the corporation, may order a meeting of the creditors or class of creditors or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or reorganization, to be summoned in such manner as the court directs. If a majority in number representing 3/4 in value of the creditors or class of creditors, or of the shareholders or class of shareholders to be affected by the proposed compromise or arrangement or a reorganization, agree to a compromise or arrangement or a reorganization of this corporation as a consequence of the compromise or arrangement, the compromise or arrangement and the reorganization, if sanctioned by the court to which the application has been made, shall be binding on all the creditors or class of creditors, or on all the shareholders or class of shareholders and also on this corporation.

ARTICLE VII (Optional.  Delete if not applicable)

Any action required or permitted by the Act to be taken at an annual or special meeting of shareholders may be taken without a meeting, without prior notice, and without a vote, if consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on the action were present and voted. The written consents shall bear the date of signature of each shareholder who signs the consent. No written consents shall be effective to take the corporate action referred to unless, within 60 days after the record date for determining shareholders entitled to express consent to or to dissent from a proposal without a meeting, written consents signed by a sufficient number of shareholders to take the action are delivered to the corporation. Delivery shall be to the corporation's registered office, its principal place of business, or an officer or agent of the corporation having custody of the minutes of the proceedings of its shareholders. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to shareholders who have not consented in writing.

Use space below for additional Articles or for continuation of previous Articles. Please identify any Article being continued or added. Attach additional pages if needed.

Article VIII

All stock in this corporation is issued pursuant to Internal Revenue Code,
Section 1244.

Article IX

Elimination of Certain Liability of Directors - See attached Schedule "A".

Article X

Indemnification of Directors and Officers - See attached Schedule "A".












I (We), the incorporator(s) sign my (our) name(s) this 3d day of June, 1993.

____________________________                        /s/ Jonathan R. Moothart
                                              ------------------------------
                                              JONATHAN R. MOOTHART

----------------------------                  ------------------------------

----------------------------                  ------------------------------

----------------------------                  ------------------------------

----------------------------                  ------------------------------

                                   ARTICLE IX
                        ELIMINATION OF CERTAIN LIABILITY
                                  OF DIRECTORS


     A director of the Corporation shall not be personally liable to the Corporation or its shareholders for monetary damages for a breach of fiduciary duty as a director, except for liability:

          (a) For any breach of the director's duty of loyalty to the Corporation or its shareholders;

          (b) For acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

          (c) For a violation of Section 551(1) of the Michigan Business Corporation Act;

          (d) For any transaction from which the director derived an improper personal benefit; and

          (e) For any acts or omissions occurring before the date of this
     Article is filed by the Michigan Department of Commerce.

     If, after the adoption of this Article by the Shareholders of the Corporation, the Michigan Business Corporation Act is hereafter amended to further eliminate or limit the liability of a director, then a director of the Corporation (in addition to the circumstances in which a director is not personally liable as set forth in the preceding paragraph) shall not be liable to the Corporation or its shareholders to the fullest extent permitted by the Michigan Business Corporation Act, as so amended.

     Any repeal or modification of this Article by the shareholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.





                                  Schedule "A"

                          Articles of Incorporation of

                         Multi-Consumer Recycler, Inc.
                                Page one of two

                                   ARTICLE IX
                          INDEMNIFICATION OF DIRECTORS
                                  AND OFFICERS

     The Corporation shall indemnify any person, to the fullest extent permitted by Michigan law, against all judgements, payments in settlement, fines and other reasonable costs and expenses (including attorney fees) incurred by such person in connection with the defense of any action, suit, or proceeding, which is brought or threatened in which such person is a party or is otherwise involved because he or she was or is a director or officer of the Corporation or any affiliate. This right of indemnification shall continue as to a person who ceases to be a director or officer, and shall inure to the benefit of the heirs, executors, and administrators of that person.


















                                  Schedule "A"

                          Articles of Incorporation of
                         Multi-Consumer Recycler, Inc.
                                Page two of two

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND
SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

JUN 30 1993                                          FILED

                                                     JUL 13 1993
                                                     Administrator
                                    MICHIGAN DEPARTMENT OF COMMERCE
                                            Corporation & Securities Bureau
Name
Jonathan R. Moothart
Address
620-A Woodmere
City                State         Zip Code
Traverse City         MI          49684

                                            EFFECTIVE DATE
Document will be returned to the name and address you enter above

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION For use by Domestic Profit Corporations (Please read information and instructions on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.       The present name of the corporation is:   Multi-Consumer Recycler, Inc.

2. The corporation identification number (CID) assigned by the Bureau is 453-923

3.       The location of its registered office is:
         620 -A Woodmere                    Traverse City,    Michigan 49684
         (Street Address)           (City)                            (Zip Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE I

The name of the corporation is:  Multi Container Recycler, Inc.

5.       COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED
         BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S)
         BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS
         OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b)

a. |X| The foregoing amendment of the Articles of Incorporation was duly adopted on the 29th day of June, 1993, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the board of directors or trustees.

         Signed this 29th day of June, 1993

         /s/ Jonathan R. Moothart
         (Signature)                                 (Signature)



         (Type or Print Name)                        (Type or Print Name)



         (Signature)                                 (Signature)



         (Type or Print Name)                        (Type or Print Name)

b. The foregoing amendment to the Article of Incorporation was duly adopted on the ____ day of ____________, 19_____. The amendment:
         (check one of the following)

         was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

         was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

         was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act if a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders or member who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or member who have not consented in writing has been given. {Notes Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

         was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a nonprofit corporation, and Section 407 (2) of the Act if a profit corporation.

Signed this _________ day of ___________________ 19__

By _____________________________________________
(Only signature of: President, Vice-President, Chairperson and Vice-Chairperson)

--------------------------------------------------
(Type or Print Name)                        (Type or Print Title)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND
SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

JUNE 24 1994                                              FILED
                                                                    JUN 28 1994
                                                                  Administrator
                                    MICHIGAN DEPARTMENT OF COMMERCE
                                            Corporation & Securities Bureau
Name
Jonathan R. Moothart
620-A Woodmere
City                State         Zip Code
Traverse City         MI          49684

                                            EFFECTIVE DATE
Document will be returned to the name and address you enter above

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF
INCORPORATION
For use by Domestic Profit Corporations
(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1.      The present name of the corporation is:   Multi Container Recycler, Inc.

2.      The identification number assigned by the Bureau is: 453-923

3.      The location of its registered office is:
        620 -A Woodmere                    Traverse City,    Michigan 49684
        (Street Address)           (City)                             (Zip Code)

4. Article I of the Articles of Incorporation is hereby amended to read as follows:

ARTICLE I

The name of the corporation is:  Multi Container Recycler, Inc.

5.       COMPLETE SECTION (a) IF THE AMENDMENT WAS ADOPTED
         BY THE UNANIMOUS CONSENT OF THE INCORPORATOR(S) BEFORE THE FIRST MEETING OF THE BOARD OF DIRECTORS
         OR TRUSTEES; OTHERWISE, COMPLETE SECTION (b).  DO NOT
         COMPLETE BOTH.

a. The foregoing amendment to the Articles of Incorporation was duly adopted on the _______day of ___________, 19__, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

         Signed this _____ day of ________, 19__.


         (Signature)                                 (Signature)



         (Type or Print Name)                        (Type or Print Name)



         (Signature)                                 (Signature)



         (Type or Print Name)                        (Type or Print Name)

b.       |X|      The foregoing amendment to the Articles of Incorporation was duly adopted on the 16th day of June, 1994.  The amendment:
                  (check one of the following)

         was duly adopted in accordance with Section 611(2) of the Act by the vote of the shareholders if a profit corporation, or by the vote of the shareholders or members if a nonprofit corporation, or by the vote of the directors if a nonprofit corporation organized on a nonstock directorship basis. The necessary votes were cast in favor of the amendment.

         was duly adopted by the written consent of all the directors pursuant to Section 525 of the Act and the corporation is a nonprofit corporation organized on a nonstock directorship basis.

         was duly adopted by the written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407 (1) and (2) of the Act if a nonprofit corporation, and Section 407 (1) of the Act if a profit corporation. Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

|X| was duly adopted by the written consent of all the shareholders or members entitled to vote in accordance with Section 407 (3) of the Act if a nonprofit corporation, or Section 407 (2) of the Act if a profit corporation.

Signed this 16th day of June, 1994

By /s/ Brian C. Rode
  ----------------------------------------------------
(Only signature of: President, Vice-President, Chairperson or Vice-Chairperson)

Brian C. Rode, President
------------------------------------------------------
(Type or Print Name)             (Type or Print Title)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND
SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

JUN 24 1994                                          FILED
                                                  JUN 28 1994
                                                  Administrator
                                    MICHIGAN DEPARTMENT OF COMMERCE
                                            Corporation & Securities Bureau
Name
Jonathan R. Moothart
620-A Woodmere
City                State         Zip Code
Traverse City         MI          49684

                                            EFFECTIVE DATE:
Document will be returned to the name and address you enter above

CERTIFICATE OF ASSUMED NAME
For use by Corporations and Limited Partnerships
(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.       The true name of the corporation or limited partnership is:

         Multiple Container Recycler, Inc.

2.       The identification number (CID) assigned by the Bureau is:

         453-923

3.       The assumed name to be terminated is:

         Multi Container Recycler, Inc.

4. The Certificate of Assumed Name filed on the 13th day of August, 1993 is hereby terminated.

Signed this 6 day of June, 1994

By    /s/ Brian C. Rode
   --------------------
(Signature)

Brian C. Rode, President
(Type or Print Name)                        (Type or Print Name)
-------------------------------------------------
(Limited Partnerships Only - Indicate Name of General Partner if a corporation or other entity)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND
SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

Name
Jonathan R. Moothart
620-A Woodmere
City                State         Zip Code
Traverse City         MI          49684

                                            EFFECTIVE DATE
Document will be returned to the name and address you enter above

CERTIFICATE OF ASSUMED NAME For use Corporations and Limited Partnerships (Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.       The present name of the corporation is:

         Multi Container Recycler, Inc.

2.       The corporation identification number (CID) assigned by the Bureau is:

         453-923

3.       The assumed name to be terminated is:

         Multi Container Recycler, Inc.

4. The Certificate of Assumed Name filed on the 13th day of August, 1993 is hereby terminated.

Signed this 6 day of June1994

By _____________________________________________
(Signature)

Brian C. Rode, President
------------------------
(Type or Print Name and Title)
-------------------------------------------------
(Limited Partnerships Only - Indicate Name of General Partner if a corporation or other entity)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND
SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

JUN 24 1994                                               FILED
                                                          JUN 28 1994
                                                          Administrator
                                    MICHIGAN DEPARTMENT OF COMMERCE
                                            Corporate & Securities Bureau
Name
Jonathan R. Moothart
620-A Woodmere
City                State         Zip Code
Traverse City         MI          49684

                                            EXPIRATION DATE: December 31, 1999
Document will be returned to the name and address you enter above

CERTIFICATE OF ASSUMED NAME
For use by Corporations and Limited Partnerships
(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.       The true name of the corporation or limited partnership is:

         Multi Container Recycler, Inc.

2.       The identification number assigned by the Bureau is:

         453-923

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

         620-A Woodmere                     Traverse City           MI   49684
         (Street Address)           (City)           (State)          (Zip Code)

4.       The assumed name under which business is to be transacted is:

         Multiple Container Recycler, Inc.

Complete item 5 on page 3 if this name is assumed by more than one entity.

Signed this 6 day of June, 1994

By      /s/ Brian C. Rode
   ----------------------
(Signature)

Brian C. Rode, President
(Type or Print Name)                        (Type or Print Title)
-------------------------------------------------
(LIMITED PARTNERSHIPS ONLY - INDICATE NAME OF GENERAL
PARTNER IF A CORPORATION OR OTHER ENTITY)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND
SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

AUG 09 1993                                       FILED
                                            AUG 13 1999
                        MICHIGAN DEPARTMENT OF COMMERCE
                                    Corporation & Securities Bureau
Name
Jonathan R. Moothart
620-A Woodmere
City                State         Zip Code
Traverse City         MI          49684

                                            EXPIRATION DATE: December 31, 1998
Document will be returned to the name and address you enter above

CERTIFICATE OF ASSUMED NAME
For use by Corporations and Limited Partnerships
(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.       The true name of the corporation or limited partnership is:

         Multiple Container Recycler, Inc.

2.       The identification number assigned by the Bureau is:

         453-923

3. The location of the corporate registered office or the office at which the partnership records are maintained is:

         620-A Woodmere                     Traverse City       MI    49684
         (Street Address)           (City)           (State)        (Zip Code)

4.       The assumed name under which business is to be transacted:

         Multi-Container Recycler, Inc.

Complete item 5 on page 3 if this name is assumed by more than one entity.

Signed this 5th day of August, 1993

By      /s/ Brian C. Rode
   ----------------------
(Signature)

Brian C. Rode, President
-----------------------------------------------------------------
(Type or Print Name)                        (Type or Print Title)

----------------------------------------------------
(LIMITED PARTNERSHIPS ONLY - INDICATE NAME OF GENERAL
PARTNER IF A CORPORATION OR OTHER ENTITY)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND
SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

AUG 09 1993                                 FILED
                                            AUG 13, 1993
                        MICHIGAN DEPARTMENT OF COMMERCE
                                    Corporation & Securities Bureau

Name
Jonathan R. Moothart
620-A Woodmere
City                State         Zip Code
Traverse City         MI          49684

                                            EXPIRATION DATE
Document will be returned to the name and address you enter above

CERTIFICATE OF ASSUMED NAME
For use by Corporations and Limited Partnerships
(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.       The true name of the corporation or limited partnership is:

         Multiple Container Recycler, Inc.

2.       The identification number assigned by the Bureau is:

         453-923

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

         620-A Woodmere                     Traverse City        MI    49684
         (Street Address)           (City)           (State)          (Zip Code)

4.       The assumed name under which business is to be transacted is:

         MultiContainer Recycler, Inc.

Complete item 5 on page 3 if this name is assumed by more than one entity.

Signed this 5th day of August, 1993

By     /s/ Brian C Rode
   --------------------
(Signature)

Brian C. Rode, President
(Type or Print Name)                        (Type or Print Title)
-------------------------------------------------
(LIMITED PARTNERSHIPS ONLY - INDICATE NAME OF GENERAL
PARTNER IF A CORPORATION OR OTHER ENTITY)

MICHIGAN DEPARTMENT OF COMMERCE - CORPORATION AND
SECURITIES BUREAU

Date Received                               (FOR BUREAU USE ONLY)

AUG 09 1993                                 FILED
                                            AUG 13, 1993
                        MICHIGAN DEPARTMENT OF COMMERCE
                                    Corporation & Securities Bureau

Name
Jonathan R. Moothart
620-A Woodmere
City                State         Zip Code
Traverse City         MI          49684

                                            EXPIRATION DATE
Document will be returned to the name and address you enter above

CERTIFICATE OF ASSUMED NAME
For use by Corporations and Limited Partnerships
(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), or Act 213, Public Acts of 1982 (limited partnerships), the corporation or limited partnership in item one below executes the following Certificate:

1.       The true name of the corporation or limited partnership is:

         Multiple Container Recycler, Inc.

2.       The identification number assigned by the Bureau is:

         453-923

3. The location of the corporate registered office or the office at which the limited partnership records are maintained is:

         620-A Woodmere                     Traverse City         MI  49684
         (Street Address)           (City)           (State)         (Zip Code)

4.       The assumed name under which business is to be transacted is:

         MultiContainer Recycler, Inc.

Complete item 5 on page 3 if this name is assumed by more than one entity.

Signed this 5th day of August, 1993

By     /s/ Brian C Rode
   --------------------
(Signature)

Brian C. Rode, President
(Type or Print Name)                        (Type or Print Title)
-------------------------------------------------
(LIMITED PARTNERSHIPS ONLY - INDICATE NAME OF GENERAL
PARTNER IF A CORPORATION OR OTHER ENTITY)

MICHIGAN ANNUAL REPORT
PROFIT CORPORATIONS

COMPLETE BOTH SIDES
IDENTIFICATION NUMBER 453923

1994

FOR BUREAU USE ONLY

FILED BY DEPARTMENT JUN 1 '94

Required by Section 911, Public Acts of 1972. Failure to file this report may result in the automatic dissolution/revocation of the corporation.

This report must be filed on or before May 15, 1994

If the Resident Agent, Registered Office, or the mailing address of the Registered Office has changed, enter the corrections below and add $5.00 to the $15.00 filing fee. Make remittance payable to the State of Michigan.

1.       Corporate Name

         MULTIPLE CONTAINER RECYCLER, INC.
         620-A WOODMERE
         TRAVERSE CITY, MI 49684

1a.      Mailing address of registered office if different than 1
         (DOMESTIC CORPORATIONS ONLY)

         5001 KENDRICK S.E.
         GRAND RAPIDS, MI 49512

2.       Resident Agent

         JONATHAN R. MOOTHART

2a.      Resident Agent if different than 2

3.       Registered Office Address in Michigan - NO., STREET, CITY, ZIP

         620-A WOODMERE
         TRAVERSE CITY 49684

3a.      Address of registered office if different than 3 - NO., STREET, CITY,
         ZIP

THE CORPORATION STATES THAT THE ADDRESS OF ITS REGISTERED OFFICE AND THE BUSINESS OFFICE OF ITS RESIDENT AGENT ARE IDENTICAL. ANY CHANGES WERE AUTHORIZED BY RESOLUTION DULY ADOPTED BY ITS BOARD OF DIRECTORS.

4.       Federal Employer Number
         38-3126195

5.       Term of Existence (if not perpetual)

6.       The Act under which incorporated
         284-1972

7.       State of Incorporation

         MI

8.       Incorporation Date

         06/10/1993

FOREIGN CORPORATIONS ONLY

9.       Date of Admittance

10. State the nature and type of business in which the corporation is engaged:

         MANUFACTURER/SELLER OF REVERSE VENDING EQUIPMENT


11.      Single Business Tax Apportionment Percentage
         Previous period            most Recent (if changed)
                           %                                  %
12.      Corporate Stock Report - Total Authorized Shares
         2000

         For year end                       For year end

13.      Corporate Officers and Directors (Name, Street Address, City, State,
         Zip Code)

President
BRIAN C. RODE, 5001 KENDRICK S.E., GRAND RAPIDS, MI 49512

If different than President

Secretary

Treasurer

Vice President

If different than Officers

Director

Director

Director

I certify that for a Professional Service Corporation, the corporation meets the requirements of Act 192, PA of 1962, as amended. if the Mailing Address of the Registered Office, Resident Agent, or Registered Office is changed, this report must be SIGNED IN INK by either the President, Vice-President, Chairperson, Vice-Chairperson, Secretary, or Assistant Secretary of the corporation. Except if only the registered office is changed, this report may be signed by the Resident Agent.

Signature of Authorized Officer or Agent

/s/ Brian C. Rode
Title
PRESIDENT

Date
MAY 12, 1994

PREPARER'S NAME
STEVE L. FRIAR

MAY 16 1994

DAYTIME TELEPHONE NUMBER
(616) 874-7749


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IDENTIFICATION NUMBER
453923

14. The following is a statement of the assets and liabilities, within and outside Michigan, as shown by the books of the corporation on December 31, 1993 or June 30, 1994 (enter the closing date of the latest corporate fiscal year prior to May 15, 1994). The balance sheet of a Michigan corporation must be the same as furnished to shareholders. NEW COMPANY - HAVE NOT COMPLETED 1ST ACCOUNTING YEAR.

ASSETS
                  Total             Within Michigan  Outside Michigan

         Cash
         Notes and Accounts Receivable
         Inventories
         Prepaid Expenses
         Non-current Notes and Accounts Receivable
         Land

Depreciable Assets
         Machinery and Equipment
         Furniture and Fixtures
         Buildings
         Other

         Less Depreciation
         Net Depreciable Assets

Investments
         Investments in Subsidiaries
         Other Investments

Other Assets

         TOTAL ASSETS

LIABILITIES AND EQUITY
         Notes and Accounts Payable, Trade
         Notes and Accounts Payable, Other
         Accrued Expenses
         Long Term Indebtedness


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Reserves and Contingent Liabilities
         Deferred Income Tax

Stockholders Equity
         Common Stock
         Preferred Stock
         Additional Paid-In Capital
         Retained Earnings (deficit)
         Other
         Total Stockholders' Equity

         TOTAL LIABILITIES & EQUITY

15. Principal business office, and if different, principal place of business in Michigan:

         SAME AS 1a.

15a.     Name of parent corporation:

         PURE TECH INTERNATIONAL INC.

15b.     List all subsidiary corporations:

         n/a

This report will be open to reasonable public inspection pursuant to Section 915, Act 284 of 1972, as amended.

RETURN TO:

MICHIGAN DEPARTMENT OF COMMERCE
CORPORATION AND SECURITIES BUREAU
CORPORATION DIVISION
P.O. BOX 30057
LANSING, MI 48909

THE OFFICE IS LOCATED AT:

6546 MERCANTILE WAY
LANSING, MI 48910
(517) 334-6300


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GOLD SEAL APPEARS ONLY ON ORIGINAL